December 28, 1998

Board of Directors
Mercer Mutual Insurance Company
10 North Highway 31
Pennington, New Jersey 08534

Directors:

You have requested that we update our independent appraisal (the "Appraisal") of the estimated pro forma market value of Mercer Mutual Insurance Group (the "Company" or "Mercer") as a subsidiary of Mercer Insurance Group, Inc. (the "Corporation"), Pennington, New Jersey, a newly organized Pennsylvania corporation. The Corporation will offer common stock ("Common Stock") consistent with our estimate of the pro forma market value of the Company. Such shares of Common Stock are to be issued in connection with the Company's conversion from a Pennsylvania mutual insurance company to a stock insurance company in accordance with the Company's "Amended and Restated Plan of Conversion from Mutual to Stock Organization" as adopted on October 17, 1997, as amended and restated November 12, 1997 (the "Plan") and as filed on November 26, 1997 with the Insurance Department of the State of Pennsylvania (the "Reorganization"). Our Appraisal as of November 26, 1997 and updates as of March 3, 1998, June 4, 1998 and August 18, 1998, are incorporated herein by reference.

This Updated Appraisal was prepared and provided to the Company in conjunction with the filing of the amended Application for Conversion as filed with the Insurance Department and Pre-effective Amendment No. 5 to the Registration Statement on Form S-1 with the Securities and Exchange Commission. Sheshunoff believes it is independent of the Company. Except for the fee which it will receive for providing this appraisal, neither Sheshunoff nor the Company have an economic interest in each other and neither has derived and does not anticipate deriving gross revenues of a material amount from business relationships with each other.

Alex Sheshunoff & Co. Investment Banking ("Sheshunoff"), is an independent financial institution consulting firm recognized for its expertise in the financial services industry. Sheshunoff is engaged exclusively in the financial services industry in investment banking, business valuations, management consulting and executive management educational forums. Sheshunoff's investment banking services include advice on business and financial strategy,

Mercer Mutual Insurance Company
December 28, 1998
Page 2


mergers & acquisitions, fairness opinions, evaluation of capital adequacy and efficiency, finance, capital structure, initial public offerings, primary shares offerings, and mutual to stock conversion valuations.

Sheshunoff has relied upon, without independent verification, the accuracy and completeness of the information provided to, and reviewed by, it for the purposes of this Appraisal. Sheshunoff has not made an independent evaluation or valuation of the assets or liabilities of the Company. With respect to financial estimates and projections, Sheshunoff assumed that they have been reasonably prepared and reflect the best currently available estimates and judgments of management of the Company and Sheshunoff assumed such projections will be realized in the amounts and at the times contemplated thereby. We are not actuaries nor have we made an assessment of the underwriting risk of the policies in force at the Company. We have assumed that the reserves established by the Company are adequate to meet future losses. The Appraisal also utilized information obtained from other publicly available sources which Sheshunoff believes to be accurate, however, we cannot attest to the accuracy of such information.

Concurrent with the preparation of this Updated Appraisal, Sheshunoff: (i.) reviewed the Corporation's Registration Statement on Form S-1 and a draft of pre-effective Amendment No. 5 thereto, as filed with the Securities and Exchange Commission ("SEC"); (ii.) reviewed financial statements and other financial and operating data concerning the Company prepared by its management for the period ended September 30, 1998; (iii.) reviewed certain financial information and projections of the Company as prepared by its management; (iv.) discussed certain aspects of the past, current and future business practices, operations, financial condition and prospects of the Company with certain senior members of the Company's management; (vi) reviewed the market valuation of common stocks of property/casualty insurance companies, companies which recently converted from mutual to stock organization and companies having made recent initial public offerings; (vi.) compared the Company to other property/casualty companies we deemed appropriate; (vii.) compared the Company to certain publicly available industry averages and aggregates as provided by authoritative industry sources; and (viii) performed such studies, business and financial investigations we deemed appropriate.

This Updated Appraisal is not intended and must not be construed as a recommendation to the Policyholders or any other persons as to the purchase of common stock of the Corporation in the Offering or otherwise. This Updated Appraisal is based upon a number of assumptions and estimates which may change from time to time and we provide no guarantee, assurance, representations or warranties that any person who purchases shares

Mercer Mutual Insurance Company
December 28, 1998
Page 3

of the Corporation's common stock in this conversion will subsequently be able to sell such shares of common stock at a price equivalent to the price indicated in this Updated Appraisal. Sheshunoff is not a seller of securities within the meaning of federal and state securities laws and any opinion or report by Sheshunoff is not meant and shall not be utilized or construed as an offer or solicitation with respect to the purchase or sale of any securities in the Offering.

This appraisal will be updated at the conclusion of the subscription offering, or as requested by the Company. Sheshunoff assumes no responsibility to update the appraisal at any other time. Any changes made in the estimated market value of Mercer as a subsidiary of the corporation will be detailed in our later updated appraisal reports.

It is our opinion, pursuant to the instructions contained in the Plan that as of December 28, 1998, the estimated pro forma market value of the Mercer as a subsidiary of the Corporation was $29,500,000 at the mid-point. Based upon a range 15% above and below the midpoint, the estimated pro forma range was $25,075,000 million at the minimum and $33,925,000 million at the maximum.

Very truly yours,

/s/ Alex Sheshunoff & Co.
    Investment Banking

Alex Sheshunoff & Co. Investment Banking

                       CONVERSION VALUATION UPDATE REPORT

                                  Prepared for
                         MERCER MUTUAL INSURANCE COMPANY

                                       and
                          MERCER INSURANCE GROUP, INC.
                             Pennington, New Jersey


                                     Dated
                               December 28, 1998







                            Alex Sheshunoff & Company
                               Investment Banking
                                Nineteenth Floor
                            98 San Jacinto Boulevard
                               Austin, Texas 78701
                                 (800) 279-2241

Mercer Mutual Insurance Company
       Mercer Insurance Group, Inc.
Conversion Valuation Update Report
December 28, 1998

RECENT FINANCIAL PERFORMANCE OF THE COMPANY

Overall, the trends discussed in our Appraisal and updated appraisals continued during the third quarter of 1998. Mercer reported net income of $625,000 for the three months ended September 30, 1998, resulting in net income of $1.96 million for the first nine months of 1998. The Company continued to experience catastrophe losses below historic norms during the quarter. Loss and loss adjustment expenses were 51.1% of net premiums earned during the nine months ended September 30, 1998 compared to 60.5% during the comparable 1997 period.

For the nine months ended September 30, 1998, the Company's expense ratio (based on GAAP accounting, total underwriting expenses to premiums earned) was 44.4%, and the Loss & LAE Ratio (total incurred losses and loss adjustment expenses to earned premiums) was 51.1%. The GAAP combined ratio during the 1998 nine month period was 95.5% compared to 101.6% during the comparable period in 1997. The positive underwriting trend was also the result of Mercer's strategy of increasing its commercial and casualty business to diversify its risk from weather-related business.

Effective January 1, 1998, Mercer converted its reinsurance program to one that is predominately an excess of loss program and increased its retention levels. As a result, there have been significant reductions in premiums ceded to outside reinsurers. Net premiums written for the nine months ended September 30, 1998 increased by 61% to $20.7 million compared to $12.9 million through the first three quarters of 1997. Commercial lines premiums increased the largest as a result of the introduction of the religious institution program and a commercial automobile program in 1997.

Net investment income decreased 7.6% to $1.66 million. The Company's principal investment is taxable fixed income securities.

The variability of earnings in the Property and Casualty business and the inability to predict near-term earnings remains an important risk factor in the way the market values these Companies. We continue to believe Mercer should be valued both on its recent historic earnings and other trends as well as some measure of adjusted earnings to reflect the fact that 1997 and the early part of 1998 both experienced very low levels of catastrophe losses.

Mercer Mutual Insurance Company
      Mercer Insurance Group, Inc.
Conversion Valuation Update Report
December 28, 1998
Page 2

In summary, extremely low catastrophe losses and the strong market continued to result in much improved earnings for Mercer. Like many P & C companies, it is difficult to imagine the conditions resulting in 1997 profitability could be better in 1998. We applaud management in its efforts to diversify risk and position the Company for future expansion. However, Mercer will continue to face the same pressures of costly competition and, particularly after conversion, excess capital.


COMPARATIVE GROUP PERFORMANCE

Table 1 presents the comparative group performance as of December 28, 1998. There was a significant market sell-off during July and early August, leaving many stocks at prior year-end prices by September. The sell-off hit almost all market segments, including insurance company stocks. However, the market quickly staged an impressive comeback with the Dow Jones Industrial Average reaching a new all-time high on November 23, 1998. More recently, the market appears to have stabilized, fluctuating daily, but remaining roughly within 5% of the recent all-time high to date. Among the comparative group, the average and median price changes since our last update on August 18, 1998 were declines of 5.47% and 4.39%, respectively.

Mercer Mutual Insurance Company
      Mercer Insurance Group, Inc.
Conversion Valuation Update Report
December 28, 1998
Page 3

                         Mercer Mutual Insurance Company
                          Mercer Insurance Group, Inc.
                       Conversion Valuation Update Report
                  Between August 19, 1998 and December 28, 1998
                                     Page 3

                                        Price                       Price                     Percent
Company                            August 18, 1998            December 28, 1998                Change
-------                            ---------------            -----------------                ------
Farm Family                             $36.38                     $33.25                      -8.60%
Motor Club of America                   $13.38                     $14.25                       6.50%
Alfa Corporation                        $20.25                     $23.31                      15.11%
State Auto                              $14.63                     $12.50                     -14.56%
Selective Insurance                     $19.50                     $20.19                       3.54%
Harleysville Group                      $24.75                     $23.38                      -5.54%
Donegal Group                           $16.75                     $13.50                     -19.40%
Old Guard Group                         $16.88                     $14.25                     -15.58%
Merchants Group                         $20.63                     $20.63                       0.00%
Meridian Ins. Group                     $18.50                     $17.50                      -5.41%

Average                                                                                        -5.47%
Median                                                                                         -4.39%


While stock prices overall are roughly 5% off the all-time high level on November 23, 1998, a level significantly higher than the 20% correction levels experienced just months earlier, we have not adjusted our estimate of the pro forma market value of Mercer pursuant to the Reorganization. While there may have been some softening in investor interest in these offerings in light of the market volatility, the expectation remains that the offering will be fully subscribed within the valuation range. However, if the market continues to exhibit great volatility, some adjustment may be necessary.

Mercer Mutual Insurance Company
      Mercer Insurance Group, Inc.
Conversion Valuation Update Report
December 28, 1998
Page 4

CONCLUSION

Based upon the following, we believe the estimated pro forma market value of Mercer pursuant to the Reorganization was $29,500,000. The resulting range was $25,075,000 at the minimum and $33,925,000 at the maximum.

                                    EXHIBIT I

[MERCERMUTUAL INSURANCE COMPANY LOGO]

                             MERCER INSURANCE GROUP
                     GAAP CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1998

MERCER MUTUAL INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Balance Sheets

As of September 30, 1998 and December 31, 1997

(dollars in thousands)

-----------------------------------------------------------------------------
                                                  SEPTEMBER 30,  DECEMBER 31,
                                                  1998           1997
ASSETS
-----------------------------------------------------------------------------
Investments, at fair value:
    Fixed income securities, available-for-sale   $36,074        34,947
    Equity securities                              12,867        10,852
-----------------------------------------------------------------------------
        Total investments                          48,941        45,799
Cash and cash equivalents                           7,035         2,707
Premiums receivable                                 3,688         3,334
Reinsurance receivables                             9,297        13,206
Prepaid reinsurance premiums                          479         3,046
Deferred policy acquisition costs                   3,906         3,019
Accrued investment income                             443           625
Property and equipment, net                         1,512         1,413
Other assets                                        1,418           936
-----------------------------------------------------------------------------
        Total assets                              $76,719        74,085
-----------------------------------------------------------------------------

LIABILITIES AND SURPLUS
-----------------------------------------------------------------------------

Liabilities:
     Losses and loss adjustment expenses          $30,331        31,872
     Unearned premiums                             15,780        14,723
     Accounts payable and accrued expenses          2,820         2,417
     Deferred income taxes                            310           177
     Other reinsurance balances                       886           835
     Other liabilities                                756           825
-----------------------------------------------------------------------------
     Total liabilities                             50,883        50,849
-----------------------------------------------------------------------------

Surplus:
     Unassigned surplus                            22,655        20,693
     Accumulated other comprehensive income:
         Unrealized gains in investments, net of
           deferred income taxes                    3,181         2,543
-----------------------------------------------------------------------------
     Total surplus                                 25,836        23,236
-----------------------------------------------------------------------------
Total liabilities and surplus                     $76,719        74,085
-----------------------------------------------------------------------------

MERCER MUTUAL INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Earnings

Nine months ended September 30, 1998 and 1997

(dollars in thousands)

-------------------------------------------------------------------------------
                                                       1998          1997
-------------------------------------------------------------------------------
Revenue:

 Net premiums earned............................   $17,110         13,288
 Investment income, net of expenses.............     1,656          1,793
 Net realized investment gains..................       368            483
 Other revenue..................................       124            144
-------------------------------------------------------------------------------
    Total revenue...............................    19,258         15,708
-------------------------------------------------------------------------------

Expenses:

 Losses and loss adjustment expenses............     8,739          8,038
 Amortization of deferred policy
  acquisition costs..............................    4,836          3,533
 Other expenses.................................     2,755          1,928
-------------------------------------------------------------------------------
    Total expenses..............................    16,330         13,499
-------------------------------------------------------------------------------

Income before income tax........................     2,928          2,209

Income tax......................................       966            694
-------------------------------------------------------------------------------
Net income......................................   $ 1,962          1,515
-------------------------------------------------------------------------------

MERCER MUTUAL INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Surplus

Nine months ended September 30, 1998 and 1997

(dollars in thousands)

-------------------------------------------------------------------------------
                                                       1998          1997
-------------------------------------------------------------------------------
Balance, beginning of period.....................   $23,236         19,282

Net income.......................................     1,962          1,515

Other comprehensive income (loss),
net of tax:

 Unrealized gains on securities:

  Unrealized holding gains arising
  during period (net of related income
  tax expense of $453 and $756)..................       880          1,468

  Less:

   Reclassification adjustment for gains
   included in net income (net of
   related income tax expense of $125,
   and $164).....................................      (242)          (319)
-------------------------------------------------------------------------------
                                                        638          1,149
-------------------------------------------------------------------------------
  Comprehensive income (loss)....................     2,600          2,664
-------------------------------------------------------------------------------
Balance, end of period...........................   $25,836         21,946
-------------------------------------------------------------------------------

MERCER MUTUAL INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flow

Nine months ended September 30, 1998 and 1997

(dollars in thousands)

----------------------------------------------------------------------------------
                                                            1998           1997
----------------------------------------------------------------------------------
Cash flows from operating activities:
  Net income                                                $  1,962        1,515
  Adjustments to reconcile net income
  to net cash provided by operating activities:
     Depreciation of property and equipment                      104           84
     Net accretion of discount                                   (29)         (39)
     Net realized investment gain                               (367)        (483)
     Deferred income tax                                        (195)         (22)
     Change in assets and liabilities:
       Premiums receivable                                      (354)      (1,139)
       Reinsurance receivables                                 3,909        5,020
       Prepaid reinsurance premiums                            2,567       (2,002)
       Deferred policy acquisition costs                        (886)          81
       Other assets                                             (301)         290
       Losses and loss expenses                               (1,541)      (2,409)
       Unearned premiums                                       1,058        1,617
       Other liabilities                                         484       (2,628)
----------------------------------------------------------------------------------
     Net cash provided by (used in) operating activities       6,411         (115)
----------------------------------------------------------------------------------
Cash flows from investing activities:
     Purchase of fixed income securities,
       available-for-sale                                    (11,529)      (6,695)
     Purchase of equity securities                            (6,042)      (5,477)
     Sale and maturity of fixed income
       securities available-for-sale                          11,069        6,784
     Sale of equity securities                                 4,722        5,235
     Change in receivable/payable for securities                (100)         (60)
     Purchase of property and equipment                         (203)         (81)
----------------------------------------------------------------------------------
       Net cash use in investing activities                   (2,083)        (294)
----------------------------------------------------------------------------------
       Net increase (decrease) in cash and cash equivalents    4,328         (409)
Cash and cash equivalents at beginning of period               2,707        2,675
----------------------------------------------------------------------------------
Cash and cash equivalents at end of period                  $  7,035        2,266
----------------------------------------------------------------------------------
Cash paid during the year for:
     Interest                                               $      0            0
     Income taxes                                           $  1,462          730


                                   EXHIBIT II

                             MERCER INSURANCE GROUP
                                     RATIOS
                                    9/30/98


                                                            THREE MONTHS ENDED      NINE MONTHS ENDED
GAAP BASIS                                                  9/30/98    9/30/97      9/30/98   9/30/97
                                                            ------------------      -----------------

Loss Ratio (Losses/Premiums Earned)......................     38.6%      43.7%         42.4%     49.2%
LAE Ratio (LAE/Premiums Earned)..........................      8.8%      13.4%          8.7%     11.3%
                                                            ------------------      -----------------
                                                              47.4%      57.1%         51.1%     60.5%
Expense Ratio (Expenses/Premiums Earned).................     46.2%      40.1%         44.4%     41.1%
                                                            ------------------      -----------------
GAAP Combined Ratio......................................     93.6%      97.2%         95.5%    101.6%
                                                            ==================      =================
Premiums Earned..........................................    6,179      4,597        17,110    13,288

Losses...................................................    2,385      2,010         7,254     6,539
Loss Adjustment Expenses (LAE)...........................      543        616         1,485     1,499
                                                            ------------------      -----------------
     Per Financial Statement.............................    2,928      2,626         8,739     8,038
                                                            ------------------      -----------------
Amortization of Deferred Policy Acq. Costs...............    1,436      1,265         4,836     3,533
Other Expenses...........................................    1,418        579         2,755     1,928
                                                            ------------------      -----------------
     Expenses............................................    2,854      1,844         7,591     5,461
                                                            ------------------      -----------------

STATUTORY BASIS

Loss Ratio (Losses/Premiums Earned)......................      38.6%      43.7%        42.4%     49.2%
LAE Ratio (LAE/Premiums Earned)..........................       8.9%      13.5%         8.8%     11.4%
                                                            ------------------      -----------------
                                                               47.5%      57.2%        51.2%     60.6%
Expense Ratio (Expenses/Premiums Written)................      45.3%      41.5%        41.1%     42.0%
                                                            ------------------      -----------------
Statutory Combined Ratio.................................      92.8%      98.7%        92.3%    102.6%
                                                            ==================      =================
Net Premiums Written.....................................     7,058      4,887       20,734    12,904

Net Premiums Earned......................................     6,179      4,597       17,110    13,288

Losses...................................................     2,385      2,010        7,254     6,539
Loss Adjustment Expenses (LAE)...........................       548        621        1,499     1,514
                                                            ------------------      -----------------
                                                              2,933      2,631        8,753     8,053
                                                            ------------------      -----------------
Other Underwriting Expenses..............................     3,196      2,027        8,516     5,416

                                   EXHIBIT III

                                    TABLE 1

  SHESHUNOFF PEER GROUP HISTORICAL ANALYSIS FOR THE YEARS ENDING DECEMBER 31,
            1993-1997 & LAST TWELVE MONTHS ENDING SEPTEMBER 30, 1998

                         MERCER MUTUAL INSURANCE COMPANY

                  (Dollars In Thousands, Except Per Share Data)

-----------------------------------------------------------------------------------------------------------------------------
                                                                MERCER
                                                              INSURANCE                        DONEGAL           FARM
                                                                GROUP,          ALFA           GROUP,           FAMILY
                                                                 INC.        CORPORATION        INC.           HOLDINGS
-----------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
COMMON STOCK SYMBOL                                                                   ALFA            DGIC              FFH

COMMON STOCK PRICE                                          $
                                                  28-DEC-98                       23  5/16         13  1/2          33  1/4
                                        Twelve Month - High                          23.19           22.78            42.50
                                         Twelve Month - Low                          16.25           12.88            28.00
                                               Last to High                           101%             59%              78%

COMMON SHARES OUTSTANDING                                                       40,857,111       8,157,569        5,253,813
                                                             $              $               $               $
MARKET CAPITALIZATION                                                                  935             108              171

BOOK VALUE PER SHARE @ 9/30/98                                                     $ 10.02         $ 11.96          $ 26.86
BOOK VALUE PER SHARE @ 12/31/97                                                     $ 9.39         $ 11.39          $ 24.73
PRICE TO MOST RECENT BOOK VALUE                                                       248%            113%             124%

PRICE TO LTM EARNINGS                                                                 16.9            13.5              9.2
PRICE TO 1998 ESTIMATED EARNINGS                                                      16.3            11.8             11.9

FULLY DILUTED EARNINGS PER SHARE:                           $              $               $               $
                                             1998 Estimated                           1.40            1.12             2.73
                                              LTM 30-Sep-98                           1.35            0.98             3.52
                                                  31-Dec-97                           1.29            1.33             3.51
                                                  31-Dec-96                           0.79            1.45             1.74
                                                  31-Dec-95                           0.55            1.73             3.20
                                                  31-Dec-94                           0.81            0.90             1.18
                                                  31-Dec-93                           1.04            1.44             2.53
                                        CGR 1993 - LTM 1997                           5.5%           -2.0%             8.5%

DIVIDENDS PER COMMON SHARE:
                                   Indicated Dividend Yield                          45.0%           34.0%             0.0%
                                                            $              $               $               $
                                          Current Indicated                           0.11            0.09             0.00
                                                  31-Dec-97                           0.40            0.29             0.00
                                                  31-Dec-96                           0.39            0.33             0.00
                                                  31-Dec-95                           0.38            0.30             0.00
                                                  31-Dec-94                           0.34            0.33             0.00
                                                  31-Dec-93                           0.28            0.18             0.00
                                              CGR 1993-1997                           9.2%           12.9%             0.0%

--------------------------------------------------------------------------------------------------------------------------
                                                                                               MERIDIAN        MOTOR
                                                             HARLEYSVILLE      MERCHANTS      INSURANCE        CLUB
                                                                GROUP,          GROUP,          GROUP,          OF
                                                                 INC.            INC.            INC.         AMERICA
--------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
COMMON STOCK SYMBOL                                                    HGIC             MGP           MIGI          MOTR

COMMON STOCK PRICE
                                                  28-DEC-98         23  3/8         20  5/8        17  1/2       14  1/4
                                        Twelve Month - High           28.22           26.25          19.09         17.63
                                         Twelve Month - Low           18.88           18.50          14.55         11.19
                                               Last to High             83%             79%            92%           81%

COMMON SHARES OUTSTANDING                                        29,115,456       2,881,752      7,307,871     2,116,429
                                                            $                $               $              $
MARKET CAPITALIZATION                                                   663              59            124            30

BOOK VALUE PER SHARE @ 9/30/98                                      $ 17.24         $ 24.92        $ 18.65       $ 12.95
BOOK VALUE PER SHARE @ 12/31/97                                     $ 15.49         $ 23.21        $ 18.09       $ 10.98
PRICE TO MOST RECENT BOOK VALUE                                        136%             83%            94%          110%

PRICE TO LTM EARNINGS                                                  11.4            10.5           12.7           7.5
PRICE TO 1998 ESTIMATED EARNINGS                                       12.6            10.9           14.4           6.4

FULLY DILUTED EARNINGS PER SHARE:                           $               $               $              $
                                             1998 Estimated            1.80            1.90           1.18          2.22
                                              LTM 30-Sep-98            2.00            1.96           1.34          1.90
                                                  31-Dec-97            1.86            1.41           0.94          1.66
                                                  31-Dec-96            1.02           (0.36)          0.85          2.56
                                                  31-Dec-95            1.51           (1.19)          1.71          1.17
                                                  31-Dec-94            0.69            0.36           1.35          2.46
                                                  31-Dec-93            1.22            2.12           1.53          1.60
                                        CGR 1993 - LTM 1997           11.1%           -9.7%         -11.5%          0.9%

DIVIDENDS PER COMMON SHARE:
                                   Indicated Dividend Yield           50.0%           20.0%          29.1%          0.0%
                                                            $               $               $              $
                                          Current Indicated            0.13            0.05           0.07          0.00
                                                  31-Dec-97            0.44            0.20           0.29          0.00
                                                  31-Dec-96            0.40            0.20           0.32          0.00
                                                  31-Dec-95            0.36            0.20           0.28          0.00
                                                  31-Dec-94            0.33            0.20           0.24          0.00
                                                  31-Dec-93            0.30            0.10           0.24          0.00
                                              CGR 1993-1997           10.0%           18.9%           4.9%            NA

----------------------------------------------------------------------------------------------------------
                                                                 OLD                           STATE
                                                                GUARD        SELECTIVE         AUTO
                                                               GROUP,        INSURANCE       FINANCIAL
                                                                INC.           GROUP        CORPORATION
----------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
COMMON STOCK SYMBOL                                                  OGGI            SIGI            STFC

COMMON STOCK PRICE
                                                  28-DEC-98       14  1/4        20  3/16         12  1/2
                                        Twelve Month - High         21.25           28.63           19.88
                                         Twelve Month - Low         13.38           17.38           11.63
                                               Last to High           67%             71%             63%

COMMON SHARES OUTSTANDING                                       4,032,585      28,457,147      41,921,346
                                                             $             $               $
MARKET CAPITALIZATION                                                  57             561             498

BOOK VALUE PER SHARE @ 9/30/98                                    $ 19.17         $ 20.41          $ 7.78
BOOK VALUE PER SHARE @ 12/31/97                                   $ 20.01         $ 19.32          $ 6.15
PRICE TO MOST RECENT BOOK VALUE                                       71%             99%            161%

PRICE TO LTM EARNINGS                                                38.5            10.2            13.7
PRICE TO 1998 ESTIMATED EARNINGS                                     75.0            10.8            14.3

FULLY DILUTED EARNINGS PER SHARE:                           $             $               $
                                             1998 Estimated          0.19            1.84            0.83
                                              LTM 30-Sep-98          0.37            1.94            0.87
                                                  31-Dec-97          0.91            2.27            0.91
                                                  31-Dec-96         (0.46)           1.83            1.23
                                                  31-Dec-95         (0.16)           1.81            1.41
                                                  31-Dec-94          0.03            1.29            0.82
                                                  31-Dec-93          0.81            0.81            0.77
                                        CGR 1993 - LTM 1997            NM           29.4%            4.3%

DIVIDENDS PER COMMON SHARE:
                                   Indicated Dividend Yield         20.0%           56.0%           10.0%
                                                            $             $               $
                                          Current Indicated          0.05            0.14            0.03
                                                  31-Dec-97          0.05            0.56            0.09
                                                  31-Dec-96          0.00            0.56            0.15
                                                  31-Dec-95          0.00            0.56            0.14
                                                  31-Dec-94          0.00            0.56            0.13
                                                  31-Dec-93          0.00            0.56            0.11
                                              CGR 1993-1997            NM            0.0%           -7.0%

                                    TABLE 1

  SHESHUNOFF PEER GROUP HISTORICAL ANALYSIS FOR THE YEARS ENDING DECEMBER 31,
            1993-1997 & LAST TWELVE MONTHS ENDING SEPTEMBER 30, 1998

                         MERCER MUTUAL INSURANCE COMPANY

                  (Dollars In Thousands, Except Per Share Data)

----------------------------------------------------------------------------------------------------------------------------
                                                                MERCER
                                                              INSURANCE                        DONEGAL           FARM
                                                                GROUP,          ALFA           GROUP,           FAMILY
                                                                 INC.        CORPORATION        INC.           HOLDINGS
----------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
NET INCOME:                                                 $              $               $               $
                                              LTM 30-Sep-98          2,664          55,459           8,020           18,695
                                                  31-Dec-97          2,217          52,793          10,641           18,504
                                                  31-Dec-96            640          32,189           8,558            6,924
                                                  31-Dec-95          1,138          22,318           9,858            9,606
                                                  31-Dec-94         (1,374)         32,867           5,040            3,526
                                                  31-Dec-93            799          44,960           6,382            7,584
                                              CGR 1993-1997          29.1%            4.1%           13.6%            25.0%

NET INVESTMENT INCOME (excluding net realized gains/losses)
                                              LTM 30-Sep-98          2,213          62,166          11,282           18,881
                                                  31-Dec-97          2,350          57,529          11,507           18,077
                                                  31-Dec-96          2,289          54,194          10,799           15,952
                                                  31-Dec-95          2,132          50,923           9,270           14,326
                                                  31-Dec-94          1,804          45,554           7,778           13,190
                                                  31-Dec-93          2,196          44,902           6,478           13,861
                                              CGR 1993-1997           1.7%            6.4%           15.4%             6.9%

NET REALIZED GAINS (LOSSES):                                 $              $               $               $
                                              LTM 30-Sep-98            474           1,137             615              291
                                                  31-Dec-97            589           3,356             314            5,406
                                                  31-Dec-96            596           2,808             173             (640)
                                                  31-Dec-95             53           1,106             399              912
                                                  31-Dec-94            277             572              34            1,340
                                                  31-Dec-93            509           4,890             845             (174)
                                              CGR 1993-1997           3.7%           -9.0%          -21.9%               NM

EARNINGS BEFORE TAXES                                       $              $               $               $
                                              LTM 30-Sep-98          3,937          80,534          10,379           28,155
                                                  31-Dec-97          3,218          76,799          14,173           28,251
                                                  31-Dec-96            811          45,854          10,737           12,143
                                                  31-Dec-95          1,508          30,993          12,647           14,590
                                                  31-Dec-94         (2,055)         47,832           7,103            4,973
                                                  31-Dec-93            963          63,314           8,519           10,666
                                              CGR 1993-1997          35.2%            4.9%           13.6%            27.6%

ASSETS                                                      $              $               $               $
                                                  30-Sep-98         79,719       1,218,865         322,782          411,041
                                                  31-Dec-97         74,085       1,170,065         304,105          368,278
                                                  31-Dec-96         74,074       1,019,330         287,991          319,412
                                                  31-Dec-95         77,523         965,433         235,704          278,288
                                                  31-Dec-94         71,750         847,870         207,721          243,107
                                                  31-Dec-93         71,110         766,077         169,461          244,141
                                              CGR 1993-1997           1.0%           11.2%           15.7%            10.8%

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 MERIDIAN        MOTOR
                                                               HARLEYSVILLE      MERCHANTS      INSURANCE        CLUB
                                                                  GROUP,          GROUP,          GROUP,          OF
                                                                   INC.            INC.            INC.         AMERICA
---------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
NET INCOME:                                                  $                $               $              $
                                              LTM 30-Sep-98            58,853           5,718          9,741         4,022
                                                  31-Dec-97            54,072           4,198          6,921         3,482
                                                  31-Dec-96            28,680          (1,148)         5,800         5,330
                                                  31-Dec-95            41,331          (3,819)        11,617         2,417
                                                  31-Dec-94            18,454           1,131          9,121         5,035
                                                  31-Dec-93            31,940           5,909          9,410         3,260
                                              CGR 1993-1997             14.1%           -8.2%          -7.4%          1.7%

NET INVESTMENT INCOME (excluding net realized gains/losses)                   $               $              $
                                              LTM 30-Sep-98            84,823          13,266         17,036      4,103.00
                                                  31-Dec-97            81,783          12,770         16,372         3,595
                                                  31-Dec-96            78,008          11,724         14,908         3,087
                                                  31-Dec-95            68,445          10,368         14,564         2,764
                                                  31-Dec-94            64,366           9,849         13,996         2,730
                                                  31-Dec-93            59,198           9,155         13,569         2,784
                                              CGR 1993-1997              8.4%            8.7%           4.8%          6.6%

NET REALIZED GAINS (LOSSES):                                  $                $               $              $
                                              LTM 30-Sep-98            10,679              (2)         7,217            28
                                                  31-Dec-97             6,541             112          4,477             -
                                                  31-Dec-96             3,182             996          3,794             6
                                                  31-Dec-95             2,245            (832)         1,538            57
                                                  31-Dec-94             3,367              20            286           (43)
                                                  31-Dec-93             2,721           1,467            890           288
                                              CGR 1993-1997             24.5%          -47.4%          49.8%            NM

EARNINGS BEFORE TAXES                                        $                $               $              $
                                              LTM 30-Sep-98            73,829           7,706         12,375         5,495
                                                  31-Dec-97            67,281           5,422          7,128         4,630
                                                  31-Dec-96            31,375          (3,033)         5,950         3,297
                                                  31-Dec-95            52,642          (6,818)        15,722         2,455
                                                  31-Dec-94            16,832             236         11,536         5,039
                                                  31-Dec-93            38,572           7,330         11,649         3,827
                                              CGR 1993-1997             14.9%           -7.3%         -11.6%          4.9%

ASSETS                                                       $                $               $              $
                                                  30-Sep-98         1,934,940         278,101        410,082       119,470
                                                  31-Dec-97         1,801,195         273,974        413,586       101,347
                                                  31-Dec-96         1,622,612         262,123        397,798        95,533
                                                  31-Dec-95         1,378,341         252,808        322,588        81,959
                                                  31-Dec-94         1,241,072         222,407        291,406        79,172
                                                  31-Dec-93         1,180,389         221,556        285,937        86,670
                                              CGR 1993-1997             11.1%            5.5%           9.7%          4.0%

-----------------------------------------------------------------------------------------------------------
                                                                  OLD                           STATE
                                                                 GUARD        SELECTIVE         AUTO
                                                                GROUP,        INSURANCE       FINANCIAL
                                                                 INC.           GROUP        CORPORATION
-----------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
NET INCOME:                                                  $             $               $
                                              LTM 30-Sep-98          1,466          59,907          33,718
                                                  31-Dec-97          3,485          69,608          33,959
                                                  31-Dec-96         (1,920)         55,551          22,602
                                                  31-Dec-95           (684)         53,042          25,542
                                                  31-Dec-94            144          38,276          14,662
                                                  31-Dec-93          3,388          22,678          13,729
                                              CGR 1993-1997           0.7%           32.4%           25.4%

NET INVESTMENT INCOME (excluding net realized gains/losses)  $             $               $
                                              LTM 30-Sep-98          5,739          99,717          27,862
                                                  31-Dec-97          5,877         100,530          25,078
                                                  31-Dec-96          4,495          96,952          23,879
                                                  31-Dec-95          4,458          91,640          22,617
                                                  31-Dec-94          3,932          80,657          17,756
                                                  31-Dec-93          3,928          77,326          17,222
                                              CGR 1993-1997          10.6%            6.8%            9.9%

NET REALIZED GAINS (LOSSES):                                  $             $               $
                                              LTM 30-Sep-98          1,672           3,454           1,778
                                                  31-Dec-97          2,326           6,021             543
                                                  31-Dec-96          1,385           2,786           1,401
                                                  31-Dec-95          1,011             900           1,201
                                                  31-Dec-94            476           4,230           1,506
                                                  31-Dec-93          1,758           4,528             718
                                              CGR 1993-1997           7.3%            7.4%           -6.7%

EARNINGS BEFORE TAXES                                        $             $               $
                                              LTM 30-Sep-98          2,167          74,915          44,877
                                                  31-Dec-97          5,488          91,020          47,084
                                                  31-Dec-96         (3,347)         69,089          30,148
                                                  31-Dec-95         (1,368)         64,898          35,339
                                                  31-Dec-94           (388)         43,408          19,105
                                                  31-Dec-93          3,771          21,352          16,849
                                              CGR 1993-1997           9.8%           43.7%           29.3%

ASSETS                                                       $             $               $
                                                  30-Sep-98        180,854       2,410,080         701,381
                                                  31-Dec-97        175,399       2,306,191         493,151
                                                  31-Dec-96        137,462       2,189,737         453,120
                                                  31-Dec-95        134,853       2,113,077         434,496
                                                  31-Dec-94        127,831       1,866,680         334,796
                                                  31-Dec-93        140,213       1,721,850         320,203
                                              CGR 1993-1997           5.8%            7.6%           11.4%

                                    TABLE 1

  SHESHUNOFF PEER GROUP HISTORICAL ANALYSIS FOR THE YEARS ENDING DECEMBER 31,
            1993-1997 & LAST TWELVE MONTHS ENDING SEPTEMBER 30, 1998

                         MERCER MUTUAL INSURANCE COMPANY

                  (Dollars In Thousands, Except Per Share Data)

----------------------------------------------------------------------------------------------------------------------------
                                                                MERCER
                                                              INSURANCE                        DONEGAL           FARM
                                                                GROUP,          ALFA           GROUP,           FAMILY
                                                                 INC.        CORPORATION        INC.           HOLDINGS
----------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
LOSS & LAE RESERVES                                         $              $               $               $
                                                  30-Sep-98         30,331         137,926         128,343          176,966
                                                  31-Dec-97         31,872         132,086         118,112          156,622
                                                  31-Dec-96         35,221         117,672         114,622          141,220
                                                  31-Dec-95         36,176         108,303          97,734          137,978
                                                  31-Dec-94         35,531          88,208          87,744          127,954
                                                  31-Dec-93         33,308          77,169          69,442          123,477
                                              CGR 1993-1997          -1.1%           14.4%           14.2%             6.1%

STOCKHOLDERS' EQUITY                                        $              $               $               $
                                                  30-Sep-98         25,836         403,600          95,743          133,102
                                                  31-Dec-97         23,236         382,931          91,597          129,927
                                                  31-Dec-96         19,282         323,312          81,599          110,741
                                                  31-Dec-95         18,963         308,610          72,283           74,164
                                                  31-Dec-94         14,203         254,985          60,565           52,977
                                                  31-Dec-93         17,641         260,986          57,346           60,512
                                              CGR 1993-1997           7.1%           10.1%           12.4%            21.0%

COMBINED RATIO                                                    %               %               %               %
                                              LTM 30-Sep-98             NA              NA              NA               NA
                                                  31-Dec-97           99.4            91.5            97.6             97.2
                                                  31-Dec-96          110.8           100.7           100.4            101.8
                                                  31-Dec-95          104.1           103.9            97.3            100.9
                                                  31-Dec-94          123.6            95.0           101.7            109.9
                                                  31-Dec-93          110.4            90.7            99.1            103.4

LOSS & LAE RATIO                                                  %               %               %               %
                                              LTM 30-Sep-98             NA              NA              NA               NA
                                                  31-Dec-97           58.9            65.0            63.0             69.2
                                                  31-Dec-96           71.7            67.0            66.6             72.6
                                                  31-Dec-95           63.9            63.6            64.2             71.1
                                                  31-Dec-94           75.5            64.9            68.9             81.5
                                                  31-Dec-93           63.8            64.0            68.9             75.7

--------------------------------------------------------------------------------------------------------------------------
                                                                                                MERIDIAN        MOTOR
                                                              HARLEYSVILLE      MERCHANTS      INSURANCE        CLUB
                                                                 GROUP,          GROUP,          GROUP,          OF
                                                                  INC.            INC.            INC.         AMERICA
--------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
LOSS & LAE RESERVES                                         $                $               $              $
                                                  30-Sep-98          905,288         140,165        165,908        54,875
                                                  31-Dec-97          868,393         141,205        169,801        50,247
                                                  31-Dec-96          796,820         133,479        161,309        47,667
                                                  31-Dec-95          645,941         119,722        123,577        39,824
                                                  31-Dec-94          603,088         104,015        123,755        41,665
                                                  31-Dec-93          560,811          93,896        119,764        45,818
                                              CGR 1993-1997            11.6%           10.7%           9.1%          2.3%

STOCKHOLDERS' EQUITY                                        $                $               $              $
                                                  30-Sep-98          468,215          68,930        137,774        24,066
                                                  31-Dec-97          446,515          67,462        131,894        23,001
                                                  31-Dec-96          370,245          65,029        122,174        18,786
                                                  31-Dec-95          345,009          69,970        118,242        14,081
                                                  31-Dec-94          276,924          67,279         94,253        10,546
                                                  31-Dec-93          267,749          75,083         94,447         7,168
                                              CGR 1993-1997            13.6%           -2.6%           8.7%         33.8%

COMBINED RATIO                                                     %                %              %              %
                                              LTM 30-Sep-98               NA              NA             NA            NA
                                                  31-Dec-97            103.6           108.0          107.6          98.4
                                                  31-Dec-96            108.4           116.6          108.0         102.4
                                                  31-Dec-95            104.0           117.5          100.2         102.6
                                                  31-Dec-94            111.5           111.3          101.8          94.1
                                                  31-Dec-93            106.7           104.6          101.8          99.8

LOSS & LAE RATIO                                                   %                %              %              %
                                              LTM 30-Sep-98               NA              NA             NA            NA
                                                  31-Dec-97               NA            74.6           76.7          65.1
                                                  31-Dec-96             76.2            83.1           77.8          64.5
                                                  31-Dec-95             70.3            82.5           69.2          58.7
                                                  31-Dec-94             77.9            77.9           69.8          54.8
                                                  31-Dec-93             77.9            70.8           69.4          54.1

----------------------------------------------------------------------------------------------------------
                                                                 OLD                           STATE
                                                                GUARD        SELECTIVE         AUTO
                                                               GROUP,        INSURANCE       FINANCIAL
                                                                INC.           GROUP        CORPORATION
----------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
LOSS & LAE RESERVES                                         $             $               $
                                                  30-Sep-98        47,868       1,184,947         224,515
                                                  31-Dec-97        48,719       1,161,169         162,446
                                                  31-Dec-96        55,371       1,189,793         165,875
                                                  31-Dec-95        52,091       1,120,052         170,575
                                                  31-Dec-94        51,309         999,404         133,750
                                                  31-Dec-93        59,057         917,691         130,556
                                              CGR 1993-1997         -4.7%            6.1%            5.6%

STOCKHOLDERS' EQUITY                                        $             $               $
                                                  30-Sep-98        81,805         594,728         234,483
                                                  31-Dec-97        78,654         565,316         225,479
                                                  31-Dec-96        39,011         474,299         186,461
                                                  31-Dec-95        40,897         436,749         168,252
                                                  31-Dec-94        36,531         329,164         130,186
                                                  31-Dec-93        39,854         322,807         124,332
                                              CGR 1993-1997         18.5%           15.0%           16.0%

COMBINED RATIO                                                    %              %               %
                                              LTM 30-Sep-98            NA              NA              NA
                                                  31-Dec-97         100.8           100.3            94.2
                                                  31-Dec-96         117.1           102.9           100.3
                                                  31-Dec-95         110.7           102.3            97.4
                                                  31-Dec-94         108.0           105.1           101.0
                                                  31-Dec-93         103.5           109.1           102.1

LOSS & LAE RATIO                                                  %              %               %
                                              LTM 30-Sep-98            NA              NA              NA
                                                  31-Dec-97          61.7              NA            65.1
                                                  31-Dec-96          82.8            71.3            72.2
                                                  31-Dec-95          75.8            71.2            68.2
                                                  31-Dec-94          73.2            71.7            75.1
                                                  31-Dec-93          69.1            71.8            73.0

                                    TABLE 1

  SHESHUNOFF PEER GROUP HISTORICAL ANALYSIS FOR THE YEARS ENDING DECEMBER 31,
            1993-1997 & LAST TWELVE MONTHS ENDING SEPTEMBER 30, 1998

                         MERCER MUTUAL INSURANCE COMPANY

                  (Dollars In Thousands, Except Per Share Data)

-----------------------------------------------------------------------------------------------------------------------------
                                                                MERCER
                                                              INSURANCE                        DONEGAL           FARM
                                                                GROUP,          ALFA           GROUP,           FAMILY
                                                                 INC.        CORPORATION        INC.           HOLDINGS
-----------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
EXPENSE RATIO                                                     %               %               %               %
                                              LTM 30-Sep-98             NA              NA              NA               NA
                                                  31-Dec-97           40.5            26.5            34.6             28.0
                                                  31-Dec-96           39.1            33.7            31.2             29.2
                                                  31-Dec-95           40.2            40.3            31.8             29.8
                                                  31-Dec-94           48.1            30.1            30.7             28.4
                                                  31-Dec-93           46.6            26.7            30.2             27.7

RETURN ON EQUITY                                                  %               %               %               %
                                              LTM 30-Sep-98          10.31           13.98            8.47            14.05
                                                  31-Dec-97           9.54           14.95           12.29            15.38
                                                  31-Dec-96           3.32           10.19           11.12             7.49
                                                  31-Dec-95           6.00            7.92           14.84            15.11
                                                  31-Dec-94          -9.67           12.74            8.55               NA
                                                  31-Dec-93           4.53           18.52           13.61               NA

NET REALIZED GAIN ( LOSS) / EBT                                   %               %               %               %
                                              LTM 30-Sep-98          12.04              NA            5.93             1.03
                                                  31-Dec-97          18.30            4.37            2.22            19.14
                                                  31-Dec-96          73.49            6.12            1.61            -5.27
                                                  31-Dec-95           3.51            3.57            3.15             6.25
                                                  31-Dec-94         -13.48            1.20            0.48               NA
                                                  31-Dec-93          52.86            7.72            9.92               NA

--------------------------------------------------------------------------------------------------------------------------
                                                                                               MERIDIAN        MOTOR
                                                             HARLEYSVILLE      MERCHANTS      INSURANCE        CLUB
                                                                GROUP,          GROUP,          GROUP,          OF
                                                                 INC.            INC.            INC.         AMERICA
--------------------------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
EXPENSE RATIO                                                     %                %              %              %
                                              LTM 30-Sep-98              NA              NA             NA            NA
                                                  31-Dec-97              NA            33.4           30.9          33.3
                                                  31-Dec-96            32.3            33.5           30.2          37.9
                                                  31-Dec-95            33.7            35.0           31.0          43.9
                                                  31-Dec-94            33.6            33.4           32.0          39.3
                                                  31-Dec-93            28.5            33.8           32.4          45.7

RETURN ON EQUITY                                                  %                %              %              %
                                              LTM 30-Sep-98           12.61            8.29           7.21         16.57
                                                  31-Dec-97           13.24            6.34           5.45         16.67
                                                  31-Dec-96            8.02           -1.70           4.93         32.43
                                                  31-Dec-95           13.29           -5.57          10.93         19.63
                                                  31-Dec-94            6.78            1.59           9.67         56.85
                                                  31-Dec-93           12.65            9.21          11.69         45.52

NET REALIZED GAIN ( LOSS) / EBT                                   %                %              %              %
                                              LTM 30-Sep-98           14.46           -0.03          58.32          0.51
                                                  31-Dec-97            9.72            2.07          62.81          0.00
                                                  31-Dec-96           10.14          -32.84          63.76          0.18
                                                  31-Dec-95            4.26           12.20           9.78          2.32
                                                  31-Dec-94           20.00            8.47           2.48         -0.85
                                                  31-Dec-93            7.05           20.01           7.64          7.53

---------------------------------------------------------------------------------------------------------
                                                                OLD                           STATE
                                                               GUARD        SELECTIVE         AUTO
                                                              GROUP,        INSURANCE       FINANCIAL
                                                               INC.           GROUP        CORPORATION
---------------------------------------------------------------------------------------------------------
(in thousands, except for per share amounts)
EXPENSE RATIO                                                    %              %               %
                                              LTM 30-Sep-98           NA              NA              NA
                                                  31-Dec-97         39.1              NA            29.1
                                                  31-Dec-96         34.3            31.6            28.1
                                                  31-Dec-95         34.9            31.1            29.2
                                                  31-Dec-94         34.8            33.4            25.9
                                                  31-Dec-93         34.4            37.3            29.1

RETURN ON EQUITY                                                 %              %               %
                                              LTM 30-Sep-98         1.83           10.33           13.95
                                                  31-Dec-97         5.92           13.39           16.49
                                                  31-Dec-96        -4.81           12.19           12.74
                                                  31-Dec-95        -1.81           13.85           17.12
                                                  31-Dec-94           NA           11.74           11.52
                                                  31-Dec-93           NA            7.15           11.95

NET REALIZED GAIN ( LOSS) / EBT                                  %              %               %
                                              LTM 30-Sep-98        77.16            4.61            3.96
                                                  31-Dec-97        42.38            6.62            1.15
                                                  31-Dec-96       -41.38            4.03            4.65
                                                  31-Dec-95       -73.90            1.39            3.40
                                                  31-Dec-94           NA            9.74            7.88
                                                  31-Dec-93           NA           21.21            4.26